Prospectus Supplement	October 5, 2007

PUTNAM RETIREMENTREADY FUNDS Prospectus dated November 30, 2006

Maturity Fund will now gradually change its target allocation percentages until 2010, when they are expected to approximate the percentages in the last column of the table in paragraph 1 below and generally remain fixed going forward.

After each target fund reaches its target date, the term “Maturity” will be added to its name. (For instance, in 2030, Putnam RetirementReady 2030 Fund will be renamed Putnam RetirementReady 2030 Maturity Fund.) The fund’s target percentages will then continue to change during the next five years to increase emphasis on income and to approach those of Maturity Fund. When the fund’s target percentages correspond to those of Maturity Fund, the fund will become part of Maturity Fund.

The assets of the Funds are now allocated among 15 Putnam funds, as set forth below.

1. The table of the target allocations in Fund summaries — Main investment strategies — Asset Allocation is replaced with the following:

		2050	2045	2040	2035	2030	2025	2020	2015	2010	Maturity	Maturity Fund in 2010
Underlying Putnam fund	Asset class	Fund*	Fund*	Fund*	Fund	Fund*	Fund*	Fund*	Fund*	Fund*	Fund*	and thereafter*

Voyager	Large Cap Growth	15%	15%	15%	14%	13%	13%	12%	8%	5%	3%	0%

Growth and Income	Large Cap Value	8	8	7	7	7	6	6	5	2	0	0

Equity Income	Large Cap Value	8	8	7	7	7	6	6	4	3	7	13

Investors	U.S. Core	15	15	15	14	13	13	12	8	5	3	0

Vista	Mid Cap Growth	4	4	3	3	3	3	3	1	0	0	0

Mid Cap Value	Small and Mid Cap Value	4	4	3	3	3	3	3	1	0	0	0

Capital Opportunities	Small and Mid Cap Blend	11	11	10	10	8	8	8	7	5	3	0

International Equity	International Blend	10	10	9	8	8	7	4	3	2	0	0

International New	International Growth	10	10	9	9	8	7	5	1	0	0	0
Opportunities

International	International Value	10	10	9	9	8	7	5	1	0	0	0
Growth and Income

Income	Income	2	2	3	5	6	9	11	12	10	5	0

Diversified Income	Core Fixed Income/	0	1	3	5	7	8	11	16	21	18	13
	Core Fixed Income High Yield

High Yield Advantage	Core Fixed Income High Yield	2	2	2	3	4	5	5	5	5	5	5

Income Strategies	Global Asset Allocation	0	0	0	0	0	0	3	14	24	35	50

Money Market	Capital Preservation	1	1	2	3	4	6	8	12	17	20	20

* Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

2. What are the goals, main investment strategies and related risks of the underlying Putnam funds? is revised to describe the following additional funds:

PUTNAM EQUITY INCOME FUND

Goal The fund seeks capital growth and current income.

Main Investment Strategies —Value Stocks We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

PUTNAM INVESTORS FUND

Goal The fund seeks long-term growth of capital and any increased income that results from this growth.

Main Investment Strategies — Stocks We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

PUTNAM VISTA FUND

Goal The fund seeks capital appreciation.

Main Investment Strategies — Growth Stocks We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

PUTNAM MID CAP VALUE FUND

Goal The fund seeks capital appreciation and, as a secondary objective, current income.

Main Investment Strategies — Value Stocks We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in midsized companies of a size similar to those in the Russell Mid Cap Value Index.

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

Goal The fund seeks long-term capital appreciation.

Main Investment Strategies — International Growth Stocks We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

PUTNAM INTERNATIONAL GROWTH AND INCOME FUND

Goal The fund seeks capital growth. Current income is a secondary objective.

Main Investment Strategies — International Value Stocks We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

PUTNAM DIVERSIFIED INCOME TRUST

Goal The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

Main Investment Strategies — Multi-Sector Bonds We invest mainly in bonds that:

• are securitized debt instruments and other obligations of companies and governments worldwide

• are either investment-grade or below investment-grade and

• have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15%–65% of the fund’s net assets in each of these three sectors:

• U.S. and investment grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

• High yield sector: lower-rated bonds of U.S. companies.

• International sector: bonds of foreign governments and companies, including both investment grade and lower-rated securities.

PUTNAM HIGH YIELD ADVANTAGE FUND

Goal The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Main Investment Strategies — Lower-Rated Bonds We invest mainly in bonds that:

• are obligations of U.S. companies

• are below investment-grade in quality and

• have intermediate to long-term maturities (three years or longer)

Under normal circumstances, we invest at least 80% of the fund’s net assets in securities rated below investment grade.

PUTNAM INCOME STRATEGIES FUND

Goal The fund seeks current income consistent with what Putnam Management believes to be prudent risk. Its secondary objective is capital appreciation.

Main Investment Strategies — Bonds and Stocks We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We buy bonds with short- to long-term maturities that are either investment grade or below investment-grade in quality. We also buy other fixed income securities, such as mortgage-backed investments. We invest in stocks that we believe offer the potential for current income and capital growth. We invest in large companies, although we can invest in companies of any size.

The fund’s strategic or typical allocation of investments is approximately 75% of net assets in fixed income investments and approximately 25% of net assets in equity investments, including real estate investment trusts (REITs). In seeking to optimize performance consistent with the fund’s goals, we adjust portfolio allocations from time to time within a range of 50% to 95% of net assets in fixed income investments and 5% to 50% of net assets in equity investments. We may also select other investments that do not fall within these asset classes.

MAIN RISKS OF THE UNDERLYING PUTNAM FUNDS DESCRIBED ABOVE

The main risks that could adversely affect the value of each fund’s shares and the total return on your investment include:

Inter-
					Inter-	national		High
					national	Growth	Diver-	Yield	Income
	Equity			Mid Cap	New	and	sified	Advan-	Strat-
Risk Description	Income	Investors	Vista	Value	Opps	Income	Income	tage	egies

The risk that the stock price of one or more	X	X	X	X	X	X			X
of the companies in the fund’s portfolio will fall,
or will fail to rise. Many factors can adversely
affect a stock’s performance, including both
general financial market conditions and factors
related to a specific company or industry. This
risk is generally greater for small and midsized
companies, which tend to be more vulnerable
to adverse developments.

The risk that movements in financial markets	X	X	X	X	X	X	X	X	X
will adversely affect the price of the fund’s
investments, regardless of how well the
companies in which we invest perform. For
fixed income investments, this risk includes
interest rate risk, which means that the prices
of the fund’s investments are likely to fall if
interest rates rise. Interest rate risk is generally
higher for investments with longer maturities.

The market as a whole may not favor the	X		X	X	X	X
growth or value types of investments we make.

The risks of investing outside the United					X	X	X		X
States, such as currency fluctuations, economic
or financial instability, lack of timely or reliable
financial information or unfavorable political or
legal developments. These risks are increased
for investments in emerging markets.

The risk that the issuers of the fund’s invest-							X	X	X
ments will not make, or will be perceived as
unlikely to make, timely payments of interest
and principal. Because the fund invests signifi-
cantly in below investment-grade bonds
(sometimes referred to as “junk bonds”), it is
subject to heightened credit risk. Investors
should carefully consider the risks associated
with an investment in the fund.

The risk that our allocation of investments									X
between stocks and bonds may adversely
affect the fund’s performance.

The risk that, compared to other debt, mort-							X		X
gage-backed investments may increase in value
less when interest rates decline, and decline in
value more when interest rates rise.

The risk that the fund’s use of derivatives will							X		X
cause losses due to increased exposure to the
risks described above, the unexpected effect
of market movements on a derivative’s price,
or the potential inability to terminate deriva-
tives positions.

3. The tables containing brokerage commissions and combined cost ratios on pages 31 and 32 are replaced by the following:

				Commissions paid to
		Brokerage	Commissions paid to	brokers who also
	Brokerage	commissions	brokers who also	provided research	Combined cost
	commissions	(% of average	provided research	services (% of average	ratio (% of average
Underlying Putnam fund	($)	net assets)	services ($)	net assets)	net assets)

Voyager	16,559,005	0.16	4,308,912	0.04	1.01

Growth and Income	24,214,949	0.16	6,176,801	0.04	0.81

Equity Income	4,772,872	0.13	1,268,556	0.03	0.85

Investors	8,572,996	0.22	1,997,852	0.05	1.05

Vista	5,515,670	0.20	1,079,530	0.04	1.02

Mid Cap Value*	1,327,222	0.14	250,112	0.03	1.12

Capital Opportunities*	1,797,021	0.16	334,995	0.03	1.14

International Equity	16,356,364	0.26	4,508,590	0.07	1.27

International New Opportunities	1,900,582	0.25	650,919	0.09	1.64

International Growth and Income	2,214,275	0.28	809,944	0.10	1.43

Income	235,375	0.01	—	—	0.78

Diversified Income	251,913	0.01	—	—	0.73

High Yield Advantage	—	—	—	—	0.80

Income Strategies*	4,714	0.04	129	<0.01	0.58

Money Market	—	—	—	—	0.55

* Information is for the 2007 fiscal year.

4. The turnover comparison table on page 33 is replaced by the following:

Turnover Comparison for Underlying Putnam fund and Relevant Lipper Universe*

	2007	2006	2005	2004	2003

Voyager	N/A***	76%	93%	46%	62%
Lipper Large-Cap Growth Funds Average	N/A***	90%	96%	92%	102%

Growth and Income	N/A***	77%	53%	29%	33%
Lipper Large-Cap Value Funds Average	N/A***	50%	57%	63%	70%

Equity Income	N/A***	77%	52%	46%	65%
Lipper Equity Income Funds Average	N/A***	42%	45%	46%	51%

Investors	N/A***	111%	112%	66%	82%
Lipper Large-Cap Core Funds Average	N/A***	81%	81%	78%	77%

Vista	N/A***	111%	74%	78%	65%
Lipper Mid-Cap Growth Funds Average	N/A***	110%	115%	130%	140%

Mid Cap Value	63%	64%	89%	84%	45%
Lipper Mid-Cap Value Funds Average	84%	82%	90%	74%	82%

Capital Opportunities	59%	60%	71%	135%	91%
Lipper Small-Cap Core Funds Average	83%	83%	86%	86%	88%

International Equity	95%	83%	75%	69%	53%
Lipper International Large-Cap Core Funds Average	62%	62%	60%	75%	81%

International New Opportunities	N/A***	79%	92%	120%	144%
Lipper International Multi-Cap Growth Funds Average	N/A***	85%	87%	103%	125%

International Growth and Income	105%	94%	62%	71%	67%
Lipper International Large-Cap Value Funds Average	83%	59%	67%	97%	106%

Income	N/A***	239%	300%	441%	251%
Lipper Corporate Debt A Rated Funds Average	N/A***	138%	152%	163%	166%

Diversified Income	N/A***	71%	126%	99%	146%
Lipper Multi-Sector Income Funds Average	N/A***	124%	127%	104%	145%

High Yield Advantage	N/A***	46%	33%	53%	79%
Lipper High Current Yield Funds Average	N/A***	83%	73%	95%	98%

Income Strategies	83%	71%	34%**	N/A	N/A
Lipper Mixed-Asset Target Allocation Conservative Funds Average	50%	49%	50%	N/A	N/A

Money Market	N/A	N/A	N/A	N/A	N/A
Lipper Money Market Funds Average	N/A	N/A	N/A	N/A	N/A

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective of each underlying Putnam fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the respective Lipper category. Fiscal years vary across funds in the Lipper category, which may limit the comparability of each underlying Putnam fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information as of June 30, 2007.

** Not annualized.

*** Fiscal year end portfolio turnover information for 2007 not yet available.